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                                                                   EXHIBIT 10.23


                            TENNECO INC. RABBI TRUST
                        APPOINTMENT OF SUCCESSOR TRUSTEE

     Pursuant to Section Eleven of the Tenneco Inc. Rabbi Trust, we the undersigned Trustees hereby appoint Mr. Karl A. Stewart as Trustee to succeed Mr. Paul T. Stecko, effective upon Mr. Stewart's acceptance.



Dated: May 31, 1999                          /s/ Dana G. Mead
                                             ------------------------
                                             Dana G. Mead


                                             /s/ Theodore R. Tetzlaff
                                             ------------------------
                                             Theodore R. Tetzlaff


                                             /s/ Robert T. Blakely
                                             ------------------------
                                             Robert T. Blakely


I hereby accept appointment as a Trustee of the Tenneco Inc. Rabbi Trust

Dated:  May 31, 1999
      -------------------------

/s/ Karl A. Stewart
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Karl A. Stewart